SCHEDULE 14A
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant:        Yes.

Filed by a Party other than the Registrant:  Yes.

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                              HOME FEDERAL BANCORP
                (Name Of Registrant As Specified In Its Charter)

                              HOME FEDERAL BANCORP
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
         and 0-11
         (1)      Title of each class of securities to which transaction
                  applies:             N/A
         (2)      Aggregate number of securities to which transaction
                  applies:             N/A
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and
                  state how it was determined):     N/A
         (4)      Proposed maximum aggregate value of transaction:     N/A
         (5)      Total fee paid:
[ ]      Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
         Schedule and the date of its filing.       N/A
         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

                              Home Federal Bancorp
                             501 Washington Street
                            Columbus, Indiana 47201
                                 (812) 522-1592

                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    ----------------------------------------

                          To Be Held On April 27, 2004

     Notice is hereby given that the Annual Meeting of Shareholders of Home Federal Bancorp (the "Corporation") will be held at the Hampton Inn, 247 N. Sandy Creek Drive, Seymour, Indiana, on Tuesday, April 27, 2004, at 3:00 P.M., Eastern Standard Time.

     The Annual Meeting will be held for the following purposes:

     1. Election of Directors. Election of three directors of the Corporation for terms expiring in 2007.

     2. Other Business. Such other matters as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on March 15, 2004, are entitled to vote at the meeting or any adjournment thereof.

     We urge you to read the enclosed Proxy Statement carefully so that you may be informed about the business to come before the meeting, or any adjournment thereof. At your earliest convenience, please sign and return the accompanying proxy in the postage-paid envelope furnished for that purpose.

     A copy of the Corporation's Annual Report for the year ended December 31, 2003, is enclosed. The Annual Report is not a part of the proxy soliciting material enclosed with this letter.


                                By Order of the Board of Directors


                                /s/ John K. Keach, Jr.

                                John K. Keach, Jr.
                                Chairman of the Board, President and
                                Chief Executive Officer


Columbus, Indiana
March 26, 2004

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                              HOME FEDERAL BANCORP
                             501 Washington Street
                            Columbus, Indiana 47201
                                 (812) 522-1592

                                ---------------
                                PROXY STATEMENT
                                ---------------

                      FOR ANNUAL MEETING OF SHAREHOLDERS
                                 April 27, 2004

     This Proxy Statement is being furnished to the holders of common stock, without par value ("Common Stock"), of Home Federal Bancorp ("the Corporation"), an Indiana corporation, in connection with the solicitation of proxies by the Board of Directors of the Corporation for use at the Annual Meeting of Shareholders of the Corporation to be held at 3:00 p.m., Eastern Standard Time, at the Hampton Inn, 247 N. Sandy Creek Drive, Seymour, Indiana, on April 27, 2004, and at any and all adjournments of such meeting. The principal asset of the Corporation consists of 100% of the issued and outstanding shares of Common Stock, $.01 par value per share, of HomeFederal Bank (the "Bank"), an Indiana commercial bank based in Columbus, Indiana. This Proxy Statement is expected to be mailed to Shareholders on or about March 26, 2004.

     A Notice of Annual Meeting and form of proxy accompany this Proxy Statement. Any Shareholder giving a proxy has the right to revoke it by delivering written notice to the Secretary of the Corporation, by filing a later proxy, or in person at the meeting, at any time before such proxy is exercised. All proxies will be voted in accordance with the directions of the Shareholder and, to the extent no directions are given, will be voted "for" item 1.


                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Only Shareholders of record at the close of business on March 15, 2004 (the "Voting Record Date"), will be eligible to vote at the Annual Meeting or at any adjournment thereof. Such Shareholders are entitled to one vote for each share then held. As of that date, the Corporation had 4,247,006 shares of the Corporation's Common Stock issued and outstanding. A majority of the votes entitled to be cast, in person or by proxy, at the Annual Meeting is necessary for a quorum. In determining whether a quorum is present, Shareholders who abstain, cast broker non-votes, or withhold authority to vote on one or more director nominees will be deemed present at the Annual Meeting.


     Management knows of no person who held more than 5% of the outstanding shares of the Corporation's Common Stock on March 15, 2004, other than the following:

                               Number of Shares of
    Name and Address of            Common Stock                Percent of
     Beneficial Owner           Beneficially Owned               Class
-------------------------       ------------------             -----------
Heartland Advisors, Inc.           282,250 (1)                     6.6%
   789 North Water Street
   Milwaukee, WI  53202

Lawrence E. Hiler                  286,537 (2)                     6.7%
   P.O. Box 148
   Walkerton, IN  46574

John K. Keach, Jr.                 224,025  (3)                    5.1%
   501 Washington Street
   Columbus, IN  47201
------------------------
(1) The information is based on an amendment to a Schedule 13G Report filed by the Shareholder with the Securities and Exchange Commission and dated February 13, 2004, but otherwise does not reflect any changes in those shareholdings which may have occurred since the date of such filing. Heartland Advisors, Inc. is a registered investment advisor and the shares shown above are held in its investment advisory accounts, including Heartland Value Fund, a series of Heartland Group, Inc., a registered investment company which holds more than 5% of the Corporation's outstanding shares. William J. Nasgovitz joined in the Schedule 13G Report as President and a principal shareholder of Heartland Advisors, Inc. and as an officer and director of Heartland Group, Inc.

(2) The information is based on a Schedule 13D Report filed by the Shareholder with the Office of Thrift Supervision on July 26, 1991, but otherwise does not reflect any changes in those shareholdings which may have occurred since the date of such filing, except for changes resulting from the Corporation's stock splits and repurchase programs.
(3) Includes 58,957 shares held jointly by Mr. Keach and his wife, 19,562 shares held by his wife and children, 127,266 shares subject to stock options granted under the Corporation's stock option plans, and 17,282 whole shares allocated as of December 31, 2003, to Mr. Keach's account under the Home Federal Bancorp Employees' Salary Savings Plan (the "401(k) Plan"). Does not include stock options for 11,534 shares which are not exercisable within a period of 60 days following the Voting Record Date.


                      PROPOSAL I -- ELECTION OF DIRECTORS

     The Corporation's Board of Directors currently consists of seven members. All of the directors except John K. Keach, Jr. meet the standards for independence of Board members set forth in the Listing Standards for the National Association of Securities Dealers. The Corporation's By-laws provide that the directors shall be divided into three classes as nearly equal in number as possible. Directors of the Corporation are generally elected to serve for a three-year period or until their respective successors are elected and qualified. The three nominees for election as a director this year are John T. Beatty, Harold Force and Gregory J. Pence, each of whom currently serves as a director. Messrs. Beatty, Force and Pence each have been nominated to serve for a three-year term ending in 2007.

     The following table sets forth certain information regarding the nominees for election as a director and each director continuing in office after the Annual Meeting. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies as to which authorization is withheld) will be voted at the Annual Meeting for the election of the nominees identified below. If any nominee is unable or declines to serve (an event which the Board of Directors does not anticipate), the proxies will have discretionary authority to vote for a substitute nominee named by the Board of Directors if the Board elects to fill such nominee's position. The table also sets forth the number of shares of the Corporation's Common Stock beneficially owned by certain executive officers of the Corporation and by all directors and executive officers of the Corporation as a group.


                                                                                                       Shares of
                                            Positions           Director    Director                 Common Stock
                                              Held               of the     of the        Term       Beneficially    Percent
                                             With the             Bank    Corporation      to          Owned on        of
Name                            Age        Corporation           Since       Since       Expire       3/15/04 (1)     Class
------------------------------  ---  -------------------------  --------  -----------    ------      ------------    -------
Director Nominees
John T. Beatty                  53            Director           1991         1992         2007       28,310(2)        .7%
Harold Force                    52            Director           1991         1992         2007       32,757(3)        .8%
Gregory J. Pence                47            Director           1999         1999         2007      154,930(4)       3.6%

Directors Continuing In Office
John K. Keach, Jr.              52     Chairman of the Board,    1990         1990         2005      224,025(5)       5.1%
                                          President and
                                      Chief Executive Officer
David W. Laitinen, MD           51            Director           1990         1990         2005       47,378(6)       1.1%
John M. Miller                  53            Director           2002         2002         2006       18,000(7)        .4%
Harvard W. Nolting, Jr.         64            Director           1988         1990         2006       67,714(8)       1.6%

Executive Officers
Charles R. Farber               54    Executive Vice President                                        15,972(9)        .4%
S. Elaine Pollert               44    Executive Vice President                                       107,096(10)      2.5%
Lawrence E. Welker              56    Executive Vice President,                                      154,315(11)      3.5%
                                      Chief Financial Officer,
                                      Treasurer and Secretary
All executive officers and
directors as a group (10 persons)                                                                    850,497(12)     18.3%

------------------------
*    Less than 1%.
(1)  Includes shares  beneficially owned by members of the immediate families of the directors,  director nominees,  or executive officers residing in their homes.  Unless  otherwise  indicated,  each nominee,  director or executive officer has sole investment  and/or voting power with respect to the shares shown as beneficially owned by him or her.
(2)  Includes  14,000  shares held jointly by Mr. Beatty and his wife and 14,310 shares  subject to stock  options  granted  under the  Corporation's  stock option plans.
(3)  Includes  225 shares  held  jointly by Mr.  Force and his wife,  and 14,310 shares  subject to stock  options  granted  under the  Corporation's  stock option plans.
(4)  Includes  51,514  shares held by Mr.  Pence's wife for the benefit of their children, 68,783 held by a corporation of which Mr. Pence is a director and owner,  10,333 shares held jointly with Mr. Pence's wife, and 13,500 shares subject to a stock option granted under the Corporation's 1995 Stock Option
     Plan.
(5)  Includes  58,957  shares  held  jointly by Mr.  Keach and his wife,  19,562 shares  held by his wife and  children,  127,266  shares  subject  to stock options  granted under the  Corporation's  stock option  plans,  and 17,282 whole shares  allocated as of December 31,  2003,  to Mr.  Keach's  account under the 401(k) Plan.  Does not include  stock  options for 11,534  shares which are not  exercisable  within a period of 60 days following the Voting
     Record Date.
(6)  Includes  25,476  shares held jointly by Dr.  Laitinen and his wife,  7,592 shares held by Mrs. Laitinen for their children,  and 14,310 shares subject to stock options granted under the Corporation's stock option plans.
(7)  Includes 500 shares held by wife and children and stock  options for 13,500 shares granted under one of the Corporation's stock option plans.
(8)  Includes   12,879  shares  subject  to  stock  options  granted  under  the
     Corporation's stock option plans.
(9)  Includes  14,352 shares  subject to stock options  granted under one of the
     Corporation's  stock  option  plans and 620 whole  shares  allocated  as of
     December 31, 2003, to Mr. Farber's  account under the 401(k) Plan. Does not include stock options for 5,648 shares which are not  exercisable  within a period of 60 days following the Voting Record Date.
(10) Includes   80,377  shares  subject  to  stock  options  granted  under  the
     Corporation's  stock option  plans and 4,444 whole  shares  allocated as of
     December 31, 2003, to Ms. Pollert's account under the 401(k) Plan. Does not include stock options for 21,898 shares which are not exercisable  within a period of 60 days following the Voting Record Date.
(11) Includes  107,900  shares  subject  to  stock  options  granted  under  the
     Corporation's  stock option  plans and 3,481 whole  shares  allocated as of
     December 31, 2003, to Mr. Welker's account under the 401(k) Plan.
(12) Includes  412,704  shares  subject  to  stock  options  granted  under  the
     Corporation's  stock option  plans and 25,827 whole shares  allocated as of
     December 31, 2003, to the accounts of participants in the 401(k) Plan. Does not include  stock  options  for 39,080  shares  which are not  exercisable within a period of 60 days following the Voting Record Date.


     The business experience of each of the above directors and director nominees for at least the past five years is as follows:

     John T. Beatty is President and Treasurer of Beatty Insurance, Inc.

     Harold Force has been President of Force Construction Company, Inc. since 1976. He also serves as Executive Vice President of Force Design, Inc.

     John K. Keach, Jr. has been employed by the Bank since 1974. In 1985, he was elected Senior Vice President - Financial Services, in 1987 he became Executive Vice President, and in 1988 he became President and Chief Operating Officer. In 1994, he became President and Chief Executive Officer. In 1999, he was appointed Chairman of the Board of Directors of the Corporation.

     David W. Laitinen, MD has been an orthopedic surgeon in Seymour, Indiana since 1983.

     John M. Miller has served as President of Best Beers, Inc. (beer distributor) in Bloomington, Indiana, for more than five years.

     Harvard W. Nolting, Jr. was a co-owner of Nolting Foods, Inc. (grocery chain) for over 30 years before his retirement in 1994.

     Gregory J. Pence is President of Kiel Brothers Oil Co., Inc. and KP Oil, Inc. (wholesale petroleum distributors, convenience store retailing and property management).

     Directors will be elected upon receipt of a plurality of votes cast at the Annual Meeting. Plurality means that individuals who receive the largest number of votes cast are elected up to the maximum number of directors to be chosen at the meeting. Abstentions, broker non-votes, and instructions on the accompanying proxy to withhold authority to vote for one or more of the nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action.

Meetings and Committees of the Board of Directors of the Corporation

     The Board of Directors meetings are generally held each of two months in a fiscal quarter. The Board of Directors held a total of eight meetings during the year ended December 31, 2003. No incumbent director attended fewer than 75% of the sum of the meetings of the Board of Directors held while he served as a director and the meetings of committees on which he served during that period. The Board of Directors of the Corporation has an Audit Committee, a Compensation Committee, a Stock Option Committee and a Nominating and Governance Committee, among its other Board committees. All committee members are appointed by the Board of Directors.

     The Audit Committee, comprised of Messrs. Beatty (Chairman), Miller, Force, Nolting, Jr., Pence and Dr. Laitinen, recommends the appointment of the Corporation's independent accountants in connection with its annual audit, and meets with them to outline the scope and review the results of such audit. That committee met five times during the year ended December 31, 2003.

     The Board of Directors of the Corporation has a Compensation Committee, the members of which are Messrs. Nolting, Jr. (Chairman), Miller and Dr. Laitinen, which reviews payroll costs and salary recommendations and determines the compensation of the Corporation's officers. During the year ended December 31, 2003, the Compensation Committee met one time.

     The Corporation's Stock Option Committee administers the Corporation's stock option plans. It met one time during the year ended December 31, 2003. Its members are all of the directors except Mr. Keach, Jr. All of the members of the Compensation Committee and of the Stock Option Committee meet the standards for independence for compensation committee members set forth in the Listing Standards of the National Association of Securities Dealers.

     The Corporation's Nominating and Governance Committee nominated the slate of directors set forth in the Proxy Statement. The Nominating and Governance Committee held three meetings during the year ended December 31, 2003. The members of the Nominating and Governance Committee for the 2004 Annual Meeting were Messrs. Pence (Chairman), Force, Nolting, and Dr. Laitinen, although Messrs. Pence and Force abstained from the vote of the Committee nominating the current director nominees. All of these members meet the standards for independence for nominating committee members set forth in the Listing Standards of the National Association of Securities Dealers. The Nominating and Governance Committee's charter is available at http://www.homf.com.

     The Nominating and Governance Committee will consider the nomination of any Shareholder of the Corporation entitled to vote for the election of directors at the meeting who has given timely notice in writing to the Secretary of the Corporation as provided in the Corporation's By-laws. To be timely, a Shareholder's notice must be delivered to or mailed and received by the Secretary of the Corporation not less than 60 days prior to the meeting, unless less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to Shareholders (which notice or public disclosure shall include the date of the Annual Meeting specified in publicly-available By-laws, if the Annual Meeting is held on such date), in which case the notice by a Shareholder must be received no later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

     Although the Nominating and Governance Committee will consider nominees recommended by Shareholders, it has not actively solicited recommendations for nominees from Shareholders nor has it established procedures for this purpose, as it will address nominations on a case by case basis. When considering a potential candidate for membership on the Corporation's Board of Directors, the Nominating and Governance Committee considers diversity, age, skills, relevant business and industry experience, and independence under the Listing Standards of the National Association of Securities Dealers. The Nominating and Governance Committee does not have specific minimum qualifications that must be met by a Nominating and Governance Committee-recommended candidate and has no specific process for identifying such candidates. There are no differences in the manner in which the Nominating and Governance Committee evaluates a candidate that is recommended for nomination for membership on the Corporation's Board of Directors by a Shareholder. The Nominating and Governance Committee has not received any such recommendations from any of the Corporation's Shareholders in connection with the Annual Meeting.

     The Corporation has adopted a policy for its Shareholders to send written communications to the Corporation's directors. Under this policy, Shareholders may send written communications in a letter by first-class mail addressed to any director at the Corporation's main office. The Corporation has also adopted a policy that strongly encourages its directors to attend each Annual Meeting of Shareholders. All of the Corporation's seven directors attended the Annual Meeting of Shareholders held on April 22, 2003.

Audit Committee Report, Charter, and Independence

     Audit Committee Report. The Audit Committee reports as follows with respect to the audit of the Corporation's financial statements for the year ended December 31, 2003, included in the Corporation's Shareholder Annual Report accompanying this Proxy Statement ("2003 Audited Financial Statements"):

          The Committee has reviewed and discussed the Corporation's 2003 Audited Financial Statements with the Corporation's management.

          The Committee has discussed with its independent auditors (Deloitte & Touche LLP) the matters required to be discussed by Statement on Auditing Standards 61, as amended, which include, among other items, matters related to the conduct of the audit of the Corporation's financial statements.

          The Committee has received written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (which relates to the auditors' independence from the Corporation and its related entities) and has discussed with the auditors the auditors' independence from the Corporation. The Committee considered whether the provision of services by its independent auditors, other than audit services including reviews of Forms 10-Q, is compatible with maintaining the auditors' independence.

          Based on review and discussions of the Corporation's 2003 Audited Financial Statements with management and with the independent auditors, the Audit Committee recommended to the Board of Directors that the
     Corporation's 2003 Audited Financial Statements be included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2003.

          This Report is respectfully submitted by the Audit Committee of the Corporation's Board of Directors.


                             Audit Committee Members
                            -------------------------
                                 John T. Beatty
                                 John M. Miller
                                  Harold Force
                              David W. Laitinen, MD
                             Harvard W. Nolting, Jr.
                                Gregory J. Pence

     Audit Committee Charter. The Board of Directors has adopted a written charter for the Audit Committee. The Board of Directors reviews and approves changes to the Audit Committee Charter annually. A copy of the Audit Committee Charter is attached hereto as Exhibit A.

     Independence of Audit Committee Members. The Corporation's Audit Committee is comprised of John T. Beatty, John M. Miller, Harold Force, David W. Laitinen, M.D., Harvard W. Nolting, Jr., and Gregory Pence. Each of these members meets the requirements for independence set forth in the Listing Standards of the National Association of Securities Dealers, Inc.

     The Corporation's Board of Directors has selected directors to serve on the Audit Committee based on the Board's determination that they are fully qualified to supervise the Corporation's auditors, to monitor the Corporation's internal accounting operations, and to take steps resulting in financial disclosures of the Corporation that present the Corporation's financial condition and results of operations.

     The Corporation's Board of Directors has determined that its Audit Committee does not include an "Audit Committee Financial Expert" as that term is defined in Item 401(e)(2) of Regulation S-B promulgated under the Securities Exchange Act of 1934. In reviewing the criteria in this definition, the board concluded that each member of the Audit Committee is qualified to serve on that committee and is independent, as that term is used in the National Association of Securities Dealers listing standards, and that Messrs. Beatty, Force and Miller possess certain attributes required of an Audit Committee Financial Expert. The Board determined, however, that because Messrs. Beatty, Force and Miller did not have all of the attributes required, that they do not qualify as "Audit Committee Financial Experts" under the SEC's definition of that term.

     Notwithstanding the absence of an Audit Committee member who satisfies this definition, the Board is satisfied with the experience and independence of each member of the Audit Committee. As a result, the Board has concluded that attempting to locate and recruit a person who may qualify as an Audit Committee Financial Expert under the SEC's definition, would not be a prudent use of the Corporation's resources and, if successful, would only marginally improve, if at all, the quality of the Audit Committee.

Management Remuneration and Related Transactions

     Joint Report of the Compensation Committee and the Stock Option Committee

     The Compensation Committee of the Board of Directors was comprised during the year ended December 31, 2003, of Messrs. Nolting, Jr. (Chairman), Miller and Dr. Laitinen. The Committee reviews payroll costs, establishes policies and objectives relating to compensation, and approves the salaries of all employees, including executive officers. All decisions by the Compensation Committee relating to salaries of the Corporation's executive officers are approved by the full Board of Directors. In the year ended December 31, 2003, there were no modifications to Compensation Committee actions and recommendations made by the full Board of Directors. In approving the salaries of executive officers, the Committee has access to and reviews compensation data for comparable financial institutions in the Midwest. Moreover, from time to time the Compensation
Committee reviews information provided to it by independent compensation consultants in making its decisions.

     The Corporation's Stock Option Committee administers the Corporation's stock option plans. Its members are all of the Corporation's outside directors.

     The objectives of the Compensation Committee and the Stock Option Committee with respect to executive compensation are the following:

     (1) provide compensation opportunities comparable to those offered by other similarly situated financial institutions in order to be able to attract and retain talented executives who are critical to the Corporation's long-term success;

     (2)  reward  executive   officers  based  upon  their  ability  to  achieve
          short-term and long-term strategic goals and objectives and to enhance shareholder value; and

     (3) align the interests of the executive officers with the long-term interests of Shareholders by granting stock options which will become more valuable to the executives as the value of the Corporation's shares increases.

     At present, the Corporation's executive compensation program is comprised of base salary and annual bonuses. Reasonable base salaries are awarded based on salaries paid by comparable financial institutions, particularly in the Midwest, and individual performance.

     Base Salary and Bonuses. Base salary levels of the Corporation's executive officers are intended to be comparable to those offered by similar financial institutions in the Midwest. In determining base salaries, the Compensation Committee also takes into account individual experience and performance. Bonuses are paid if the Corporation achieves certain financial goals.

     Mr. Keach, Jr. was the Corporation's Chief Executive Officer throughout the year ended December 31, 2003. Mr. Keach, Jr.'s salary was increased from $325,238 in fiscal year ended June 30, 2002, and $167,738 for the six months ended December 31, 2002, to $347,217 for the year ended December 31, 2003. Mr. Keach, Jr. received a bonus of $37,741 for the six months ended December 31, 2002, compared to a bonus of $37,741 for the year ended December 31, 2003. In recommending these increases, the Compensation Committee considered the Corporation's financial performance for the fiscal year ended June 30, 2002, and the six months ended December 31, 2002.

     Stock Options. The Corporation's stock option plans serve as long-term incentive plans for executive officers and other key employees. These plans align executive and Shareholder long-term interests by creating a strong and direct link between executive pay and Shareholder return, and enable executives to acquire a significant ownership position in the Corporation's Common Stock. Stock options are granted at the prevailing market price and will only have a value to the executives if the stock price increases. The Stock Option Committee determines the number of option grants to be made to executive officers based on the practices of comparable financial institutions as well as the executive's level of responsibility and contributions to the Corporation.

     Mr. Keach, Jr. received no grant of stock options during the six months ended December 31, 2002, or in the year ended December 31, 2003.

     Finally, the Committee notes that Section 162(m) of the Internal Revenue Code, in certain circumstances, limits to $1 million the deductibility of compensation, including stock-based compensation, paid to top executives by public companies. None of the compensation paid to the executive officers named in the compensation table below exceeded the threshold for deductibility under section 162(m).

     The Compensation Committee and the Stock Option Committee believe that linking executive compensation to corporate performance results in a better alignment of compensation with corporate goals and the interests of the Corporation's Shareholders. As performance goals are met or exceeded, most probably resulting in increased value to Shareholders, executives are rewarded commensurately. The Committee believes that compensation levels for the year ended December 31, 2003, for executives and for the Chief Executive Officer adequately reflect the Corporation's compensation goals and policies.

      Compensation Committee Members           Stock Option Committee Members
      ------------------------------           ------------------------------
          Harvard W. Nolting, Jr.                       John T. Beatty
           David W. Laitinen, MD                        John M. Miller
              John M. Miller                             Harold Force
                                                     David W. Laitinen, MD
                                                    Harvard W. Nolting, Jr.
                                                       Gregory J. Pence

     Remuneration of Named Executive Officers

     During the last three fiscal years, no cash compensation was paid directly by the Corporation to any of its executive officers. Each of such officers was compensated by the Bank.

     The following table sets forth information as to annual, long-term and other compensation for services in all capacities to the Corporation and its subsidiaries for the year ended December 31, 2003, and the two prior fiscal years of (i) the individual who served as chief executive officer of the Corporation during the year ended December 31, 2003, and (ii) each other executive officer of the Corporation serving as such during the year ended
December 31, 2003, whose salary and bonuses for the year ended December 31, 2003, exceeded $100,000 (the "Named Executive Officers").


                                                     Summary Compensation Table

                                                                                              Long Term Compensation
                                                     Annual Compensation                               Awards
                                                  --------------------------                  ------------------------
                                                                                 Other                                      All
Name and                            Fiscal                                       Annual       Restricted    Securities      Other
Principal Position                   Year                                        Compen-         Stock      Underlying     Compen-
During Last Fiscal Year             Ended         Salary($)(1)   Bonus($)(2)   sation($)(2)     Award($)    Options(#)  sation($)(3)
---------------------------    ----------------   ------------   -----------   ------------   -----------   ----------  ------------
John K. Keach, Jr.             Dec. 31, 2003        $347,217      $37,741           --             --             --       $5,528
   Chairman of the Board,      Dec. 31, 2002(4)     $167,738      $37,741           --             --             --       $  794
   President and               June 30, 2002        $325,238      $48,786           --             --         25,000       $3,098
   Chief Executive Officer
Lawrence E. Welker             Dec. 31, 2003        $164,000      $ 8,111           --             --             --       $2,460
   Executive Vice President    Dec. 31, 2002(4)     $ 77,250      $ 8,111           --             --             --       $1,041
   Chief Financial Officer,    June 30, 2002        $151,250      $20,000           --             --         20,000       $2,269
   Treasurer and Secretary
S. Elaine Pollert              Dec. 31, 2003        $164,000      $ 7,823           --             --             --       $2,939
   Executive Vice President    Dec. 31, 2002(4)     $ 74,500      $ 7,823           --             --             --       $1,117
                               June 30, 2002        $145,500      $20,000           --             --         20,000       $2,183
Charles R. Farber              Dec. 31, 2003(4)     $181,125      $ 9,188           --             --             --       $2,943
   Executive Vice              Dec. 31, 2002        $ 87,500      $ 9,188           --             --             --           --
   President (5)
-------------------------------
(1)  Includes amounts deferred by the Corporation's  executive officers pursuant to Section  401(k) of the Internal  Revenue  Code of 1986,  as amended (the
     "Code"), under the 401(k) Plan.
(2)  Each  Named  Executive   Officer  of  the  Corporation   receives   certain
     perquisites,  but the incremental  cost of providing such  perquisites does not exceed the lesser of $50,000 or 10% of the officer's salary and bonus.
(3)  Includes the Bank's contributions on behalf of the Named Executive Officers to the 401(k) Plan.
(4)  Includes compensation only for the six months ended December 31, 2002.
(5)  Mr. Farber joined the Corporation in March of 2002.



     Stock Options

     The following table includes  information  relating to option exercises for the Named Executive Officers during fiscal 2003 and the number of shares covered by both exercisable and unexercisable  stock options held by the Named Executive
Officers  as  of  December   31,  2003.   Also   reported  are  the  values  for
"in-the-money"  options  (options  whose exercise price is lower than the market value of the shares at fiscal year end) which  represent the spread  between the exercise price of any such existing stock options and the fiscal year-end market price of the stock.

                                                    Aggregate Option Exercises and
                                 Outstanding Stock Options and Value Realized as of December 31, 2003

                                                              Number of
                                                        Securities Underlying                 Value of
                          Shares                         Unexercised Options            In-the-Money Options
                         Acquired       Value           at December 31, 2003(#)         at December 31, 2003($)(1)
Name                    on Exercise   Realized ($)   Exercisable   Unexercisable (2)  Exercisable  Unexercisable (2)
-------------------     -----------   ------------   -----------   -----------------  -----------  -----------------
John K. Keach, Jr.        22,500        $344,475       121,113          17,687          $1,029,847     $ 98,497
Lawrence E. Welker        34,255        $555,624       105,130           2,770          $  987,688     $  4,480
S. Elaine Pollert         10,412        $148,961        74,091          28,184          $  599,046     $294,348
Charles R. Farber             --              --         9,568          10,432          $   69,655     $ 75,945
---------------------------
(1)  Amounts reflecting gains on outstanding  in-the-money  options are based on the December 31, 2003, closing price for the stock, which was $28.18.
(2)  The  shares  represented  could  not be  acquired  by the  Named  Executive
     Officers as of December  31,  2003.

     No options were granted to the Named Executive Officers during the year ended December 31, 2003.



     Employment Agreements

     The Bank has three-year employment contracts with the following executive officers: Lawrence E. Welker, John K. Keach, Jr., S. Elaine Pollert and Charles
R. Farber (collectively, the "Employees"). The Corporation has guaranteed the Bank's obligations under these contracts. The contracts can be extended annually for additional one-year terms to maintain a three-year term unless notice is properly given by either party to the contract, and have been so extended. The Employees receive their current salary, which salary is subject to increases approved by the Board of Directors. The contract also provides, among other things, for participation in other fringe benefits and benefit plans available to Bank employees. The Employees may terminate their employment upon 30 days written notice to the Bank. The Bank may discharge the Employees for "cause" (generally, dishonesty, incompetence, forms of misconduct, or certain legal violations) at any time or in certain events specified by banking regulations. Upon termination of an Employee's employment by the Bank for other than cause or in the event of termination by an Employee for "cause" (generally, material changes in duties or authority or breaches by the Bank of the contract), that Employee will receive his or her base compensation under the contract (a) for an additional three years if the termination follows a change of control (generally, material changes in the owners of shares of the Bank or the Corporation or in the composition of its Board of Directors), or (b) for the remaining term of the contract, if the termination does not follow a change of control. In addition, during such period, the Employee will continue to participate in the Bank's group insurance plans or receive comparable benefits. Moreover, within a period of three months after such termination following a change of control, the Employee will have the right to cause the Bank to purchase any stock options he or she holds for a price equal to the fair market value (as defined in the contract) of the shares subject to such options minus their option price. If the payments provided for in the employment agreement together with any other payments made to an Employee by the Bank are deemed to be payments in violation of the "golden parachute" rules of the Code, such payments will be reduced to the largest amount which would not cause the Bank to lose a tax deduction for such payments under those rules. The cash compensation which would be paid under these contracts to the three Named Executive Officers if the contracts were terminated as of the date hereof after a change of control for other than cause by the Bank or for cause by the Employees, would be the following:

                  Named Executive Officer               Cash Compensation
                  -----------------------               -----------------
                     John K. Keach, Jr.                    $1,041,651
                     Lawrence E. Welker                       492,000
                     S. Elaine Pollert                        492,000
                     Charles R. Farber                        543,375


     The employment contracts provide the Bank protection of its confidential business information should any of them voluntarily terminate his or her employment without cause or be terminated by the Bank for cause.

     The existence of these contracts may make a merger, other business combination or change of control of the Bank more difficult or less likely. This is because, unless the Employees are allowed to maintain their positions and authority with the Bank, they will be entitled to payments which in the aggregate may be deemed to be substantial. However, the employment contracts provide security to the Employees, and the Board of Directors believes that the contracts will encourage their objective evaluation of opportunities for mergers, other business combinations or other transactions involving a change of control of the Corporation or the Bank since they will be in a position to evaluate such transactions without significant concerns about the manner in which such transactions will affect their financial security.


     Compensation of Directors

     Monthly Fee. Directors of the Corporation are not currently paid director's fees. Each director of the Bank receives $500 per regular meeting attended, $225 per committee meeting attended and a $4,000 quarterly retainer. If a director misses more than three consecutive meetings, he is removed from the Board.

     Stock Options to Outside Directors. On October 28, 2003, the Corporation's outside directors other than Mr. Pence and Mr. Miller received automatically under the 1995 Option Plan a non-qualified stock option to purchase 1,431 shares of the Corporation's Common Stock for $27.40 per share.

     The options are exercisable in whole or in part at any time from and after six months following their grant until ten years and one day following their grant, except that such options will terminate, if not previously exercised, six months after the optionholders cease to be directors of the Corporation for any reason other than death. If the optionholder dies while a director of the Corporation or within six months after he ceases to be a director, the option may be exercised by his executor, administrator or estate beneficiaries within one year following the date of his death but not later than the last day of the option term.

     The options are nontransferable other than by will or the laws of descent and distribution and must be exercised by delivering a cash payment equal to the exercise price to the Corporation.

     Deferred Compensation for Outside Directors. The Bank entered into deferred compensation agreements with the outside directors other than Messrs. Pence and Miller. Under these agreements, each outside director deferred all or part of his monthly fee during a period of five years from June, 1992, to May, 1997, and will subsequently receive deferred compensation after he reaches his normal retirement date (as outlined below) or upon his death. The annual deferred compensation benefits payable to the directors participating in this plan are as follows:

                                                         Amount of Annual
                  Name of Individual                   Deferred Compensation
                  ------------------                   ---------------------
                    David W. Laitinen, MD                     $91,231
                    Harold Force                              $79,757
                    John T. Beatty                            $65,239
                    Harvard W. Nolting, Jr.                   $32,357


     The normal retirement date for Messrs. Beatty, Force and Dr. Laitinen is the first day of the month following the date on which they reach 60, and for Mr. Nolting is the first day of the month following the date on which he reaches
65. The deferred compensation is payable to Messrs. Beatty, Force, Nolting and Dr. Laitinen for a period of 15 years.


     Directors Emeritus Benefits

     In consideration of a director serving as Director Emeritus, any Director Emeritus is paid an amount equal to 3/4 of the monthly fee paid to directors at the time of his retirement from the Board.

     Pension Plan

     The Bank's employees are included in a pension plan administered by Pentegra Group. Separate actuarial valuations are not made for individual members of the plan. The Bank's employees are eligible to participate in the plan once they have completed one year of service for the Bank and have attained the age of 21 years.

     The plan provides for monthly retirement benefits determined on the basis of the employee's years of service and the employee's average base salary for the five consecutive years of his or her employment producing the highest average. Early retirement, disability, and death benefits are also payable under the plan, depending upon the participant's age and years of service. During the year ended December 31, 2003, the Bank contributed $452,387 to the pension plan.

     The following table indicates the annual retirement benefit that would be payable under the plan upon retirement at age 65 to a participant electing to receive his or her retirement benefit in the standard form of benefit, assuming various specified levels of plan compensation and various specified years of credited service.

Highest Five-Year                     Years of Benefit Service
 Average Annual    -------------------------------------------------------------
  Compensation        10           20            30           40           50
-----------------  -------      --------      --------     --------     --------
    $140,000       $26,900      $ 53,800      $ 80,700     $108,200     $136,200
    $180,000       $34,900      $ 69,800      $104,700     $140,200     $176,200
    $220,000       $42,900      $ 85,800      $128,700     $172,200     $216,200
    $260,000       $50,900      $101,800      $152,700     $204,200     $256,200
    $300,000       $58,900      $117,800      $176,700     $236,200     $296,200
    $340,000       $66,900      $133,800      $200,700     $268,200     $336,200
    $380,000       $74,900      $149,800      $224,700     $300,200     $376,200


     Benefits are currently subject to maximum Code limitations of $160,000 per year. The years of service credited under the pension plan as of December 31, 2003, to the Named Executive Officers are as follows:

                  Name of Executive Officer         Years of Service
                  -------------------------         ----------------
                     John K. Keach, Jr.                     29
                     Lawrence E. Welker                     24
                     S. Elaine Pollert                      17
                     Charles R. Farber                       1

     The compensation covered by the pension plan for purposes of computing their benefits is the equivalent of the compensation set forth in the salary column in the chart on page 8.


     Excess Benefit Plan

     On April 1, 2001, the Bank entered into an excess benefit plan agreement with John K. Keach, Jr. Under this agreement, Mr. Keach is provided retirement benefits equal to the annual benefits he would have received under the Bank's pension plan had he received full credit for his annual salary and if the pension plan did not have to make certain reductions in benefits required under
Section 415 and Section 401 of the Internal Revenue Code of 1986, as amended, less the annual benefits he is entitled to under the pension plan. The benefits are to be paid on an annual basis for the life of Mr. Keach. The projected annual benefit payable to Mr. Keach under this agreement is approximately $90,000. Death benefits are also provided in the agreement.

     The benefits are paid from the general assets of the Bank. The Bank has secured key person life insurance which is expected to provide the Bank with the funds necessary to provide the benefits described above.


     Supplemental Retirement Income and Deferred Compensation Program

     The Bank has entered into either supplemental retirement agreements or deferred compensation agreements with its executive officers and with nine other current or former employees deemed by the management of the Bank to be key employees, including Gerald L. Armstrong who retired last year. These agreements provide each of the executive officers of the Bank with supplemental retirement benefits after the employee terminates his employment for any reason, unless such termination is for cause; provided that in no event will such retirement benefits commence before the employee has reached age 50.

     The annual benefits for the Named Executive Officers are equal to the amounts specified below:

                     John K. Keach, Jr.      $82,664
                     Lawrence E. Welker      $58,649
                     S. Elaine Pollert       $44,664
                     Charles R. Farber       $50,000


     The annual benefits are payable to those persons for a period of 15 years. The agreements also provide for death and burial benefits.

     The benefits are paid from the general assets of the Bank. The Bank has secured key person life insurance in order to provide the Bank with the funds necessary to provide the benefits described above. Under the supplemental retirement agreements, if an executive officer or employee is terminated for cause, all benefits under his or her agreement are forfeited.


     Performance Graph

     The following graph shows the performance of the Corporation's Common Stock for the period beginning June 30, 1999, and ending December 31, 2003, in comparison to the NASDAQ Stock Market - U.S. Index and the NASDAQ Bank Index.

             COMPARISON OF FIVE FISCAL YEAR CUMULATIVE TOTAL RETURN*
        AMONG HOME FEDERAL BANCORP, THE NASDAQ STOCK MARKET (U.S.) INDEX
                            AND THE NASDAQ BANK INDEX

[GRAPH OMITTED]


                                                  Period Ending
-------------------------------------------------------------------------------------------
Index                    06/30/99   06/30/00    06/30/01   06/30/02    12/31/02   12/31/03
Home Federal Bancorp       100.00      59.72       80.15      88.83       94.08     112.72
NASDAQ - U.S.              100.00     147.96       80.83      54.91       50.23      75.67
NASDAQ Bank Index*         100.00      82.03      113.91     127.80      118.17     152.03


* $100 INVESTED ON 6/30/99 IN STOCK OR INDEX -
  INCLUDING REINVESTMENT OF DIVIDENDS.



     Transactions With Certain Related Persons

     The Bank has followed the policy of offering to its directors, officers and employees and their associates, real estate mortgage loans for the financing of their principal residences; consumer loans; and, in certain cases, commercial loans. These loans are made in the ordinary course of business on substantially the same terms and collateral as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or present other unfavorable features.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 ("1934 Act") requires that the Corporation's officers and directors and persons who own more than 10% of the Corporation's Common Stock file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% Shareholders are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) forms that they file.

     Based solely on its review of the copies of such forms received by it, and/or written representations from certain reporting persons that no Forms 5 were required for those persons, the Corporation believes that during the year ended December 31, 2003, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners with respect to Section 16(a) of the 1934 Act were complied with.


                                  ACCOUNTANTS

     The firm of Deloitte & Touche LLP has been selected as the Corporation's principal independent accountant for the current fiscal year. Deloitte & Touche LLP has served as auditors for the Corporation since 1984. It is expected that representatives of the firm will be present at the Annual Meeting to make any statements they desire to make and to answer questions directed to them.


Accountant's Fees

     Audit Fees. The firm of Deloitte & Touche LLP served as the Corporation's independent public accountants for the six months ended December 31, 2002 and the twelve months ended December 31, 2003. The aggregate fees billed by Deloitte & Touche LLP for the audit of the Corporation's financial statements included in its annual report on Form 10-K and for the review of its financial statements included in its quarterly reports on Form 10-Q for the six months ended December 31, 2002 and the twelve months ended December 31, 2003, were $134,200 and $132,288, respectively.

     Audit-Related Fees. The aggregate fees billed in each of the six months ended December 31, 2002 and the twelve months ended December 31, 2003 for assurance and related services by Deloitte & Touche LLP that are reasonably related to the audit or review of the Corporation's financial statements and that were not covered in the Audit Fees disclosure above, were $9,845 and $0, respectively. These services included trust department audit services and miscellaneous accounting advice.

     Tax  Fees.  The  aggregate  fees  billed  in each of the six  months  ended
December 31, 2002 and the twelve months ended December 31, 2003, for professional services rendered by Deloitte & Touche LLP for tax compliance, tax advice or tax planning were $29,350 and $36,997, respectively.

     All Other Fees. There were no fees billed in fiscal 2002 or 2003 for professional services rendered by Deloitte & Touche LLP except as disclosed above.

     Audit Committee Pre-Approval. The Corporation's Audit Committee formally adopted resolutions pre-approving the engagement of Deloitte & Touche LLP to act as the Corporation's independent auditor for the six months ended December 31, 2002 and the twelve months ended December 31, 2003. The Audit Committee has not adopted pre-approval policies and procedures in accordance with paragraph (c)
(7) (i) of Rule 2-01 of Regulation S-X, because it anticipates that in the future the engagement of Deloitte & Touche LLP will be made by the Audit Committee and all non-audit and audit services to be rendered by Deloitte & Touche LLP will be pre-approved by the Audit Committee. Ninety-eight percent and ninety-six percent, respectively, of Audit-Related and Tax Services for the last two fiscal years were pre-approved by the Audit Committee. The Corporation's independent auditors performed all work described above with their respective full-time, permanent employees.

                             SHAREHOLDER PROPOSALS

     Any proposal which a Shareholder wishes to have presented at the next Annual Meeting to be held in April 2004, and included in the Proxy Statement and form of proxy relating to that meeting must be received by the Corporation at its principal executive offices no later than 120 days in advance of March 26, 2005. Any such proposals should be sent to the attention of the Secretary of the Corporation, 222 West Second Street, P.O. Box 648, Seymour, Indiana 47274-0648.

     A  Shareholder  proposal  being  submitted for  presentation  at the Annual
Meeting but not for inclusion in the Corporation's proxy statement and form of proxy will normally be considered untimely if it is received by the Corporation later than 60 days in advance of March 26, 2005. If, however, less than 70 days notice or prior public disclosure of the date of the next annual meeting is given or made to Shareholders (which notice or public disclosure of the date of the meeting shall include the date of the Annual Meeting specified in publicly available By-Laws, if the Annual Meeting is held on such date), such proposal shall be considered untimely if it is received by the Corporation later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. If the Corporation receives notice of such proposal after such time, each proxy that the Corporation receives will confer upon it discretionary authority to vote on the proposal in the manner the proxies deem appropriate, even though there is no discussion of the proposal in the Corporation's proxy statement for the next Annual Meeting.


                                    GENERAL

     The Board of Directors knows of no matters which are to be presented at the Annual Meeting other than those stated in the Notice of Annual Meeting and referred to in this Proxy Statement. If any other matters should properly come before the meeting, it is intended that the proxies will be voted, with respect to them, in accordance with the recommendations of the Board of Directors.

     The cost of soliciting proxies in the accompanying form will be borne by the Corporation. In addition to solicitations by mail, some of the officers and regular employees of the Corporation, who will receive no special compensation therefor, may solicit proxies by telephone, telegraph or personal visits, and the cost of such additional solicitation, if any, will be borne by the Corporation.

     Each Shareholder is urged to complete, date and sign the proxy and return it promptly in the enclosed return envelope.

     Insofar as any of the information in this Proxy Statement may rest peculiarly within the knowledge of persons other than the Corporation, the Corporation relies upon information furnished by others for the accuracy and completeness thereof.


                                By Order of the Board of Directors


                                /s/ John K. Keach, Jr.

                                John K. Keach, Jr.
                                Chairman of the Board, President and
                                Chief Executive Officer

March 26, 2004

                                                                       Exhibit A


   Audit Committee Charter of the Board of Directors of Home Federal Bancorp

     The Board of Directors of Home Federal Bancorp ("Corporation") hereby establishes its Audit Committee. The Audit Committee shall consist of at least three (3) directors elected by the Board of Directors. Each member shall be generally knowledgeable in finance and auditing matters, and at least one member shall have accounting or related financial management experience. To the extent possible, at least one director who would be a "financial expert," as defined in
Section 407(b) of the Sarbanes-Oxley Act of 2002, shall be added to the Committee. Each member shall meet the director independence requirements for service on audit committees set forth in the corporate governance standards of the NASDAQ. Directors will not be deemed independent if they accept consulting, advisory or other fees from the Corporation (other than in their capacity as directors or director committee members), subject to any de minimus exceptions which shall be permitted by the Securities and Exchange Commission, or if they beneficially own directly or indirectly 5% or more of the Corporation's outstanding securities.

     The members of the Audit Committee shall be elected annually by the Board of Directors in connection with the annual meeting of the board or by unanimous written consent of the Board of Directors in lieu thereof. Members shall be elected by the Board of Directors. Members of the Committee may be removed, and vacancies on the Committee may be filled, by the Board of Directors in accordance with the Code of By-laws of the Corporation. The Chairman of the Audit Committee may be designated by the Board of Directors and, in the absence of such designation, may be elected by the Audit Committee from among their members.

     The Audit Committee shall assist the Board of Directors to oversee the Corporation's financial reporting processes, its internal financial control structures and its internal and external financial audit processes. The Audit Committee shall facilitate communication on Financial Matters (defined below) among the Board of Directors, management, the Corporation's internal audit department and the Corporation's independent auditors. The Audit Committee possesses and is hereby granted the power and authority of the Board of Directors over the foregoing and over the Corporation's Financial Matters to the extent necessary to allow the Committee to carry out its purposes. The matters over which the Audit Committee has oversight authority include the following (collectively, referred to herein as "Financial Matters"):

     o    The quality,  accuracy and integrity of the  Corporation's  annual and
          quarterly  financial  statements,   including  footnotes  and  related
          disclosures.

     o    The quality,  scope and procedures of the independent auditors' audits
          of  the  Corporation's   financial   statements  and  reviews  of  the
          Corporation's quarterly financial statements.

     o The quality, appropriateness and implementation of the Corporation's significant accounting policies.

     o    Audit conclusions respecting significant estimates and adjustments.

     o The disclosure, treatment or resolution of any material weakness in financial reporting or controls or reportable conditions identified by management, the internal audit department or the independent auditors.

     o    The  quality,   adequacy  and  appropriateness  of  the  Corporation's
          internal financial control structures, including any circumstances in which such controls may be overridden or compromised.

     o    The  quality,   adequacy  and  appropriateness  of  the  Corporation's
          internal auditing processes.

     o Disagreements among management, the internal audit department or the independent auditors.

     o The assessment of material risks or contingencies that may affect the Corporation's financial reporting including the risk of liability associated with litigation, tax matters or noncompliance with law.

     o Whether or not the Corporation's audited financial statements should be included in the Corporation's Annual Report on Form 10-K.

     o Such other matters affecting the quality, integrity or accuracy of the Corporation's financial reporting as the Committee deems relevant to any of the forgoing matters.

     o The preparation of an annual report to be included in the Corporation's proxy statement for its annual meeting of shareholders and to be provided under the signature of all members of the Audit Committee.

     o The review, update and annual approval of the Charter of the Audit Committee.


Authority Respecting Independent Auditors

     The independent auditors shall ultimately be accountable to the Audit Committee, as representatives of the Shareholders and the Corporation's other constituents, and shall report directly to the Audit Committee. The Audit Committee shall be responsible for the appointment, compensation, and oversight of the work of the independent auditors. The fees and costs of such independent auditors shall be paid by the Corporation.

     The Audit Committee shall take such action as it deems appropriate to ensure that the Corporation receives annually from the independent auditors a formal written statement, consistent with Independence Standards Board Standard 1, delineating all relationships between the auditors and the Corporation that may be deemed to affect the independence of the independent auditors, including any management consulting services provided, or proposed to be provided, by the independent auditors for the Corporation or any of its affiliates and the fees paid or proposed to be paid for such services. The Audit Committee shall meet at least annually with the independent auditors to engage in a dialogue with the auditors with respect to any disclosed relationships or services that may affect the objectivity and independence of the auditors.

     The Audit Committee has the following specific authority respecting the independent auditors:

     (a)  To engage or dismiss the independent auditors.

     (b) To direct the independent auditors to meet with the Audit Committee from time to time, separately or in the presence of management or others, to discuss Financial Matters or to prepare and submit reports to the Committee respecting Financial Matters.

     (c) To assess any matter that may affect the independence of the independent auditors and the appearance of propriety of any such matter and to take, or to direct management to take, appropriate action to confirm, oversee or improve the independence of the auditors.

     (d) To recommend or decline to recommend that the Board of Directors nominate the independent auditors for shareholder approval in any proxy statement for the Corporation's annual meeting of shareholders.

     (e) To take action to resolve any disagreement respecting accounting principles, the implementation or application of such principles or Financial Matters between management and the independent auditors.


Prior Approval of Audit Services and Non-Audit Services

     In connection with the agreement of the Corporation's independent auditors to provide services to the Corporation from time to time, the Audit Committee shall take reasonable steps to identify which of the services to be provided would be deemed non-audit services which may be provided to the Corporation by the independent auditors, and which would be deemed auditing services, within the meaning of Sections 201 and 202 of the Sarbanes-Oxley Act of 2002. To the extent required by those statutory provisions, all of such services shall be pre-approved by the Audit Committee, or one or more independent director members of the Audit Committee to whom such pre-approval authority shall have been delegated by the Audit Committee. In no event shall the Audit Committee authorize or permit the independent auditors to provide any of the prohibited non-audit services described in Section 201 of the Sarbanes-Oxley Act of 2002.


Authority Respecting The Internal Audit Department

     The Audit Committee has the following specific authority respecting the internal audit department:

     (a) To elect or remove the director of internal audit or to refer the election or removal of the director of internal audit for action by the Board of Directors, with or without an affirmative or negative recommendation.

     (b) To assess the quality, adequacy and appropriateness of the plan for the Corporation's internal auditing processes, and, in the Committee's discretion, from time to time or upon request, to approve or disapprove such plan or to approve or disapprove any changes therein.

     (c) To direct the director of internal audit to meet with the Audit Committee or the Board of Directors from time to time, separately or in the presence of the independent auditors, management or others, to discuss Financial Matters or to prepare and submit reports to the Committee respecting Financial Matters.

     (d) To direct management, the director of internal audit, the Corporation or the independent auditors to take such action as the Committee may deem necessary or appropriate to address any issues identified by any of such parties regarding significant internal audit findings, difficulties encountered in carrying out internal audit procedures, or any management override of internal control mechanisms.

     (e) To ensure that an assessment is made of the quality, adequacy and appropriateness of the accounting principles and policies implemented and applied by the Corporation and the quality, integrity and accuracy of the Corporation's financial reporting, and, in the Committee's discretion, from time to time or upon request, to approve or disapprove such principles or policies or to approve, disapprove or mandate any changes therein.


Authority Respecting Complaints

     The Audit Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters. Procedures shall also be established by the Audit Committee for the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.


Authority Over Management Activities Relating To Financial Matters

     The  Audit  Committee  has  the  following   specific  authority  over  the
activities of management in Financial Matters.

     (a) To direct the chief financial officer or other members of management to meet with the Audit Committee or the Board of Directors from time to time, separately or in the presence of the independent auditors, the director of internal audit or others, to discuss Financial Matters or to prepare and submit reports to the Committee respecting Financial Matters.

     (b) To assess the quality, adequacy and appropriateness of the accounting principles and policies implemented and applied by the Corporation and the quality, integrity and accuracy of the Corporation's financial reporting, and, in the Committee's discretion, from time to time or upon request, to approve or disapprove such principles or policies or to approve, disapprove or mandate any changes therein.


Investigations And Obtaining Advice

     The Audit Committee has authority to require investigations and to obtain advice respecting the Corporation's Financial Matters and the Committee's exercise of its authority, as the Committee deems necessary or appropriate. Without limiting the forgoing, the Committee has authority to direct management, including the Corporation's internal legal counsel, if any, the independent auditors and the director of internal audit to investigate any Financial Matters and related issues and to provide reports to the Committee respecting such investigation. The Committee has authority to meet with the Corporation's external general counsel, to obtain advice respecting the exercise of the Committee's authority and to direct such external counsel to investigate such legal issues relating to Financial Matters and to report to the Committee regarding same, as the Committee deems necessary or appropriate. The Committee has authority, on behalf of the Corporation, to engage independent advisors whom the Committee may designate to provide advice and guidance to the Committee respecting the exercise of its authority and issues relating to Financial Matters as the Committee deems necessary or appropriate, including, without limitation, independent legal counsel, and independent financial advisors which may include investment banking firms or accounting firms, other than the independent auditors. The Committee has authority to meet separately with, and to receive private and, where appropriate, privileged, written or oral communications from any of such advisors. The costs and fees of such advisors shall be paid by the Corporation.


Procedural Matters

     The Audit Committee shall meet from time to time at the call of its Chairman or at the direction of the Board of Directors. The Committee shall meet at least four (4) times per year. The Chairman of the Audit Committee shall call a meeting of the Committee upon the request of any member of the Committee or the Chairman of the Board of Directors. The provisions of the Code of By-laws of the Corporation respecting notice of meetings and for action to be taken by the Board of Directors shall apply to meetings and actions of the Audit Committee.

     The Chairman of the Audit Committee shall report on the activities of the Committee to the Board of Directors from time to time upon request of the Chairman of the Board of Directors or of the Board of Directors.


Limitation

     Nothing in this Charter is intended to alter in any way the standard of conduct that applies to any of the directors of the Corporation under the Indiana Business Corporation Law (the "Act"), as amended, and this Charter does not impose, nor shall it be interpreted to impose any duty on any director greater than, or done, or in addition to, the duties or standard established by the Act.

PROXY                                                                      PROXY

                              HOME FEDERAL BANCORP

                         Annual Meeting of Shareholders
                                 April 27, 2004
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Charles R. Farber and Lawrence E. Welker, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of Home Federal Bancorp which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Hampton Inn, Seymour, Indiana, on Tuesday, April 27, 2004, at 3:00 P.M. Eastern Standard Time, and at any and all adjournments thereof, as follows:

     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

                PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                 (Continued and to be signed on reverse side.)

                              HOME FEDERAL BANCORP
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [=]

[                                                                              ]

1. The election as directors of all nominees listed below for three-year terms:

Nominees: John T. Beatty      For   Withhold   For All
          Harold Force        All     All      (Except Nominee(s) written below)
          Gregory J. Pence    [ ]     [ ]      [ ]


                    ____________________________________________________________

                    In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

                    The Board of Directors recommends a vote "FOR" each of the listed propositions.

                    This proxy may be revoked at any time prior to the voting thereof.

                    The undersigned acknowledges receipt from Home Federal, prior to the execution of this proxy, of a notice of the
                    Meeting, a proxy statement and an Annual Report to shareholders.

                                          Dated: _________________________, 2004

                    Signature(s) _______________________________________________

                    ____________________________________________________________

                    Please sign as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

-  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -
                              FOLD AND DETACH HERE

                            YOUR VOTE IS IMPORTANT.

                PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.